FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Date of Report (Date of earliest event reported) October 28, 2011

WESTMOUNTAIN ASSET MANAGEMENT, INC.
 (Exact Name of Small Business Issuer as specified in its charter)

Colorado	0-53030	26-1315305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 North College Ave, Suite 200, Fort Collins, Colorado 80524
 (Address of principal executive offices including zip code)

(970) 530-0325
 (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," “our” or "the Company" refer to West Mountain Asset Management, Inc., a Colorado corporation, and our wholly-owned subsidiaries, WestMountain Business Consulting, Inc., WestMountain Valuation Services, Inc., and WestMountain Allocation Analysis, Inc.

Item 4.01  Changes in Registrant's Certifying Accountant

(a)  Previous Independent Registered Public Accounting Firm

(i) On  October 28, 2011, our Board of Directors voted to dismiss our independent registered public accounting firm, Cordovano and Honeck, LLP., of Denver, Colorado  and  to replace them with MaloneBailey, LLP, of Houston, Texas .  As of that date, MaloneBailey, LLP. formally accepted us as a client for the fiscal 2011 audit and will also re-audit fiscal 2010 because of the revocation of the registration of Cordovano and Honeck, LLP as discussed below. Cordovano and Honeck, LLP. had rendered an opinion on our consolidated financial statements for 2010 and 2009.

 (ii)  The dismissal of Cordovano and Honeck, LLP. was approved by our Board of Directors.

(iii)  During the year ended December 31, 2010 and through October 28, 2011, there were no disagreements between us and Cordovano and Honeck, LLP. with respect to our accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the satisfaction of Cordovano and Honeck, LLP. would have caused them to make reference to the subject matter of the disagreement in connection with their report. Further, the reports of Cordovano and Honeck, LLP. for the past year did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, except as noted above.

(iv)  During the years ended December 31, 2010 and through October 28, 2011 there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company furnished Cordovano and Honeck, LLP. with a copy of this Report on Form 8-K prior to filing with the U.S. Securities and Exchange Commission (SEC).  The Company also requested that Cordovano and Honeck, LLP. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter furnished by Cordovano and Honeck, LLP. in response to that request dated October 28, 2011 is filed as Exhibit 16.1 to this Report on Form 8-K.

We have authorized Cordovano and Honeck, LLP. to respond fully to inquiries of MaloneBailey, LLP concerning our financial statements.

(b)	New Independent Registered Public Accounting Firm

We engaged MaloneBailey, LLP as our new independent registered public accounting firm as of October 28, 2011.  During the two most recent fiscal years and through October 28, 2011, the Company has not consulted with MaloneBailey, LLP regarding any of the following:

(1)
The application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by MaloneBailey, LLP that MaloneBailey, LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue;

(2)	Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

(3)	Any matter that was a reportable event, as that item is defined in Item 304(a)(1)(v) of Regulation S-K.

(c)	Event Affecting Cordovano and Honeck, LLP

      On October 13, 2011, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Cordovano and Honeck, LLP. because of the firm’s audit partner’s participation in audits while subject to a previous bar.

       We have attached an Exhibit 16 letter from Cordovano and Honeck, LLP.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

The following exhibit is filed herewith:
Exhibit	Description

16.1	Letter from Cordovano and Honeck, LLP. to the Securities and Exchange Commission dated October 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCTOBER 28, 2011	WEST MOUNTAIN ASSET MANAGEMENT, INC.

	By	/s/ Brian L. Klemsz,
Brian L. Klemsz, Chief Executive Officer, Chief Financial Officer and Director (Principal Executive, Accounting and Financial Officer)